Exhibit 10.29

Form of Subscription Agreement

This subscription (this “Agreement”) is dated [______], 2016, by and between the investor identified on the signature page hereto (the “Investor”) and Hebron Technology Co. Ltd., a British Virgin Islands company (the “Company”), whereby the parties agree as follows:

1.	Subscription.

Investor agrees to buy and the Company agrees to sell and issue to Investor such number shares (the “Shares”) of the Company’s common stock, $0.001 par value per share (the “Common Stock”), as set forth on the signature page hereto, for an aggregate purchase price (the “Purchase Price”) equal to the product of (x) the aggregate number of Shares the Investor has agreed to purchase and (y) the purchase price per share (the “Purchase Price”) as set forth on the signature page hereto.

The Shares have been registered on a Registration Statement on Form F-1, Registration No. 333-208583 (as amended, the “Registration Statement”) filed under the Securities Act of 1933, as amended (the “Securities Act”) and by the Company with the U.S. Securities and Exchange Commission (the “Commission”). A copy of the preliminary prospectus which forms a part of the Registration Statement is being delivered simultaneously with this form of Agreement. A final prospectus supplement will be delivered to the Investor as required by law.

The Investor shall pay the Purchase Price by check made out to Wilmington Trust N.A., as Escrow Agent and delivered to the Escrow Agent for deposit in the Escrow Account. All subscription agreements and checks should be delivered to Wilmington Trust N.A., Attention Deborah Daniello, Vice President, Senior Relationship Manager Global Capital Markets, 280 Congress Street, Suite 1300, Boston, MA 02210.

The completion of the purchase and sale of the Shares (the “Closing”) shall take place at a place and time (the “Closing Date”) to be specified by the Company and Spartan Securities Group, Ltd. (the “Placement Agent”), in accordance with Rule 15c6-1 promulgated under the Securities Exchange Act of 1934, as amended (the “Exchange Act”). No Closing will occur until the Registration Statement is declared effective. At the Closing, the Company shall cause the Shares to be delivered to the Investor with the delivery of the Shares to be made through the facilities of The Depository Trust Company’s DWAC system in accordance with the instructions set forth on the signature page attached hereto under the heading “DWAC Instructions” (or, if requested by the Investor on the signature page hereto, through (i) the physical delivery of certificates evidencing the Shares delivered to the residential or business address indicated thereon; or (ii) book-entry posting on the control book maintained by the transfer agent evidencing the Shares).

The Company may reject this subscription, in whole or in part, for any reason (regardless of whether any check relating to this subscription is deposited), and the Company will instruct the Escrow Agent to promptly return your funds without interest, and without deduction of any expenses, if rejected. The Company will send you a fully executed copy of this Agreement if your subscription is accepted.

2.	Representations and Warranties.

The Investor represents that, except as set forth below, (a) it has had no position, office or other material relationship within the past three years with the Company or a person known to it to be affiliates of the Company, (b) it is not a member of the Financial Industry Regulation Authority, Inc. (“FINRA”) or an Associated Person (as such term is defined under the FINRA’s Membership and Registration Rules Section 1011) as of the Closing, and (c) neither the Investor nor any group of Investors (as identified in a public filing made with the Commission) of which the Investor is a part in connection with the Offering, acquired, or obtained the right to acquire, 20% or more of the Common Stock (or securities convertible into or exercisable for Common Stock) or the voting power of the Company on a post-transaction basis.

Exceptions:

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(If no exceptions, write “none.” If left blank, the response will be deemed to be none.)

Investor hereby represents, warrants, covenants and agrees as follows:

(a)          Investor is at least eighteen (18) years of age with an address as set forth above.

(b)          Investor is under no legal disability nor is Investor subject to any order which would prevent or interfere with Investor’s execution, delivery and performance of this Agreement or his or her purchase of the Shares. The Shares are being purchased solely for Investor’s own account and not for the account of others and for investment purposes only, and are not being purchased with a view to or for the transfer, assignment, resale or distribution thereof, in whole or part. Investor has no present plans to enter into any contract, undertaking, agreement or arrangement with respect to the transfer, assignment, resale or distribution of any of the Shares.

(c)          Investor has (i) adequate means of providing for his or her current financial needs and possible personal contingencies, and no present need for liquidity of the investment in the Shares, and (ii) a liquid net worth (that is, net worth exclusive of a primary residence, the furniture and furnishings thereof, and automobiles) which is sufficient to enable Investor to hold the Shares indefinitely.

(d)          Investor has such knowledge and experience in financial and business matters that Investor is fully capable of evaluating the risks and merits of an investment in the Shares.

(e)          Investor has been furnished with the Registration Statement. Investor understands that Investor shall be required to bear all personal expenses incurred in connection with his or her purchase of the Shares, including without limitation, any fees which may be payable to any accountants, attorneys or any other persons consulted by Investor in connection with his or her investment in the Shares.

3.	Miscellaneous.

This Agreement may be executed in any number of counterparts, all of which taken together shall constitute one and the same instrument and shall become effective when counterparts have been signed by each party and delivered to the other parties hereto, it being understood that all parties need not sign the same counterpart. Execution may be made by delivery by facsimile or via electronic format.

All communications hereunder, except as may be otherwise specifically provided herein, shall be in writing and shall be mailed, hand delivered, sent by a recognized overnight courier service, such as Federal Express, or sent via facsimile and confirmed by letter, to the party to whom it is addressed at the following addresses or such other address as such party may advise the other in writing:

To the Company: as set forth on the signature page hereto.

To the Investor: as set forth on the signature page hereto.

All notices hereunder shall be effective upon receipt by the party to which it is addressed.

This Agreement shall be governed and construed in all respects in accordance with the laws of the State of Delaware without giving effect to any conflict of laws or choice of law rules.

If the foregoing correctly sets forth our agreement, please confirm this by signing and returning to us the duplicate copy of this Agreement.

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Hebron Technology Co., Ltd.

Investor’s Subscription accepted this ___ day of __________________________, 2016

By:
Name:

Title:

Number of Shares:		Address for Notice:
Purchase Price per Share:	$
Aggregate Purchase Price:	$
c/o Zhejiang Xibolun Automation Project Technology Co., Ltd., No. 587-A 15th Road, 3rd Av., Binhai Ind. Park, Economic & Technology Development Zone, Wenzhou, Zhejiang Province, People’s Republic of China 325000

INVESTOR:

By:
Name:

Select method of delivery of Shares:

☐ DWAC DELIVERY
DWAC Instructions:

Name of DTC Participant (broker-dealer at which the account or accounts to be credited with the Shares are maintained):

DTC Participant Number:

Name of Account at DTC Participant being credited with the Shares:

Account Number at DTC Participant being credited with the Shares:

******Please ensure your broker-dealer initiates the DWAC on the Closing Date of the offering. Questions concerning the initiation of the DWAC should be addressed to Island Stock Transfer at 727-289-0010.******

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☐ PHYSICAL DELIVERY OF CERTIFICATES:
Delivery Instructions:

Name in which Shares should be issued(full name no abbreviations):	Address for delivery:
SS#
Street:
City/State/Zip:
Attention:
Telephone No:

☐ HOLD SHARES AS BOOK-ENTRY POSITION:
Instructions:

Name in which Shares should be issued (full name no abbreviations):	Address Information:
SS#
Street:
City/State/Zip:
Attention:
Telephone No:

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